Other Accounts Receivables - Schedule of Other Accounts Receivables (Details) - USD ($) $ in Thousands		Dec. 31, 2025	Dec. 31, 2024
Trade Receivables, Net [Abstract]
Prepaid expenses		$ 3,623	$ 3,847
Government authorities		1,043	894
Derivatives financial instruments mainly measured at fair value through other comprehensive income		197	49
Accrued other income		539	235
Other	[1]	254	521
Total Other Accounts Receivables		$ 5,656	$ 5,546

[1]	The balance, as of December 31, 2025, and December 31, 2024, includes $247 thousand of a bank deposit which serves as collateral for an issued bank guarantee (refer to Note 18 for further details) and short-term lease in the $267 thousand as of December 31, 2024 that was classified to other accounts receivables (refer to Note 14 for further details)